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                                                                  EXHIBIT 10.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Kin-Man Lee, Vice President, Corporate Controller of Sun Media Corporation (the "Company"), have reviewed the Annual Report of the Company on Form 20-F for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and based on the inquiries I have made or caused to be made in the fulfillment of my responsibilities as the Vice President, Corporate Controller of the Company, I hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that for the periods covered by the Report:

         (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Kin-Man Lee
                                            -----------------------------------
                                            Kin-Man Lee
                                            Vice President, Corporate Controller
                                            March 31, 2003


THIS CERTIFICATE IS BEING MADE FOR THE EXCLUSIVE PURPOSE OF COMPLIANCE BY THE CHIEF FINANCIAL OFFICER, OR EQUIVALENT THEREOF, OF THE COMPANY WITH THE REQUIREMENTS OF SECTION 906, AND SHALL NOT BE DEEMED TO BE A PART OF THE REPORT OR FILED FOR ANY OTHER PURPOSE.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO SUN MEDIA CORPORATION AND WILL BE RETAINED BY SUN MEDIA CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.